Quarterly Holdings Report
for
Fidelity Asset Manager® 40%
June 30, 2026
FAN-NPRT3-0826
1.849911.118
Bond Funds - 41.9%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	433,938	40,894,309
Fidelity Floating Rate Central Fund (c)	73,428	6,909,591
Fidelity High Income Central Fund (c)	128,959	14,158,408
Fidelity Inflation-Protected Bond Index Central Fund (c)	607,221	54,977,806
Fidelity International Credit Central Fund (c)	77,169	6,520,776
Fidelity Investment Grade Bond Central Fund (c)	10,820,422	1,063,647,498
TOTAL BOND FUNDS (Cost $1,246,216,071)		1,187,108,388

Domestic Equity Funds - 31.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	759,981	47,202,420
Fidelity Commodity Strategy Central Fund (c)	350,341	37,707,204
Fidelity Enhanced Large Cap Value ETF (b)	298,365	11,961,453
Fidelity Enhanced Mid Cap Core ETF (b)	486,682	19,749,556
Fidelity Enhanced Small Cap Core ETF (b)	1,210,791	58,469,097
Fidelity Fundamental Small-Mid Cap ETF (b)	629,161	24,040,242
Fidelity Hedged Equity ETF (b)	888,084	29,244,606
Fidelity Managed Futures ETF (b)	230,522	13,266,011
Fidelity Real Estate Equity Central Fund (c)	39,760	6,293,567
Fidelity U.S. Equity Central Fund (c)	3,765,487	637,007,373
TOTAL DOMESTIC EQUITY FUNDS (Cost $410,584,917)		884,941,529

International Equity Funds - 18.8%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	478,218	175,759,446
Fidelity International Equity Central Fund (c)	2,630,796	343,687,211
iShares MSCI Canada ETF	239,106	13,782,070
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $316,184,565)		533,228,727

U.S. Treasury Obligations - 0.3%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/16/2026 (e)	3.65	1,480,000	1,477,781
US Treasury Bills 0% 7/2/2026 (e)	3.63 to 3.65	2,420,000	2,419,758
US Treasury Bills 0% 7/30/2026 (e)	3.62	460,000	458,668
US Treasury Bills 0% 7/9/2026 (e)	3.63	2,890,000	2,887,665
US Treasury Bills 0% 8/20/2026 (e)	3.61	40,000	39,795
US Treasury Bills 0% 8/6/2026 (e)	3.63	510,000	508,156
US Treasury Bills 0% 9/10/2026 (e)	3.66	190,000	188,634
US Treasury Bills 0% 9/17/2026 (e)	3.66	50,000	49,605
US Treasury Bills 0% 9/24/2026 (e)	3.72	380,000	376,719
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,406,802)			8,406,781

Money Market Funds - 7.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $223,165,901)	3.69	223,121,277	223,165,901

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $2,204,558,256)	2,836,851,326
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,494,356)
NET ASSETS - 100.0%	2,835,356,970

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y US Treasury Notes Contracts (United States)	373	9/2026	40,936,750	212,255
CBOT US Treasury Ultra Bond Contracts (United States)	164	9/2026	18,952,250	496,892
TOTAL LONG				709,147
SHORT
CME E-Mini S&P 500 Index Contracts (United States)	(294)	9/2026	(110,959,275)	(953,280)
ICE MSCI EAFE Index Contracts (United States)	(224)	9/2026	(35,227,360)	77,384
ICE MSCI Emerging Markets Index Contracts (United States)	(115)	9/2026	(10,104,475)	(11,060)
TOTAL SHORT				(886,956)
TOTAL FUTURES CONTRACTS				(177,809)

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,406,781.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	205,555,673	129,411,789	111,802,213	5,759,719	652	-	223,165,901	223,121,277	0.3%
Fidelity Commodity Strategy Central Fund	18,318,409	17,364,337	738,524	270,201	11,790	2,751,192	37,707,204	350,341	5.6%
Fidelity Emerging Markets Debt Local Currency Central Fund	29,580,498	13,340,812	1,809,895	2,023,378	(160,952)	(56,154)	40,894,309	433,938	6.2%
Fidelity Emerging Markets Equity Central Fund	144,787,965	16,056,155	32,737,331	2,504,064	6,700,599	40,952,058	175,759,446	478,218	4.8%
Fidelity Floating Rate Central Fund	17,622,677	1,658,158	12,138,691	590,675	(465,405)	232,852	6,909,591	73,428	0.4%
Fidelity High Income Central Fund	41,610,179	3,867,718	31,217,839	1,418,517	1,847,799	(1,949,449)	14,158,408	128,959	1.0%
Fidelity Inflation-Protected Bond Index Central Fund	46,869,677	10,229,216	1,290,518	1,642,047	(687)	(829,882)	54,977,806	607,221	6.3%
Fidelity International Credit Central Fund	5,874,672	768,698	173,064	195,670	(8,520)	58,990	6,520,776	77,169	6.3%
Fidelity International Equity Central Fund	310,611,847	51,572,810	34,174,380	24,198,197	474,940	15,201,994	343,687,211	2,630,796	4.9%
Fidelity Investment Grade Bond Central Fund	882,631,753	230,340,555	34,986,281	31,957,459	(201,395)	(14,137,134)	1,063,647,498	10,820,422	2.4%
Fidelity Real Estate Equity Central Fund	4,994,869	576,103	141,103	101,520	1,384	862,314	6,293,567	39,760	0.6%
Fidelity Securities Lending Cash Central Fund	-	14,346,000	14,346,000	315	-	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	534,129,320	118,582,428	70,880,352	60,063,294	1,672,635	53,503,342	637,007,373	3,765,487	2.7%
Total	2,242,587,539	608,114,779	346,436,191	130,725,056	9,872,840	96,590,123	2,610,729,090

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	40,700,895	2,662,055	2,862,561	15,170	365,702	6,336,329	47,202,420	759,981
Fidelity Enhanced Large Cap Value ETF	10,032,578	247,432	267,179	132,433	41,315	1,907,307	11,961,453	298,365
Fidelity Enhanced Mid Cap ETF	15,998,002	1,951,314	264,746	145,654	26,070	2,038,916	19,749,556	486,682
Fidelity Enhanced Small Cap ETF	49,185,960	-	5,784,941	371,648	1,392,655	13,675,423	58,469,097	1,210,791
Fidelity Fundamental Small-Mid Cap ETF	19,256,809	-	1,047,643	76,950	221,976	5,609,100	24,040,242	629,161
Fidelity Hedged Equity ETF	25,394,266	6,390,661	4,290,371	139,555	(220,086)	1,970,136	29,244,606	888,084
Fidelity Managed Futures ETF	5,975,747	6,278,677	-	257,493	-	1,011,587	13,266,011	230,522
	166,544,257	17,530,139	14,517,441	1,138,903	1,827,632	32,548,798	203,933,385

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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